UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: December 24, 2001

                         THINKA WEIGHT-LOSS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       Nevada                         000-32673                   98-0218912
       ------                         ---------                   ----------
(State of Incorporation)            (Commission                  (IRS Employer
                                    File Number)               Identification #)


            3110 East Sunset Road, Suite H1, Las Vegas, Nevada 89120
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                    (Address of Principal Executive Offices)

                                 (800) 297-4450
                        --------------------------------
              (Registrant's telephone number, including area code)

                        --------------------------------
          (Former name or former address, if changed since last report)

























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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.     OTHER EVENTS

On December 24, 2001, at a special meeting of shareholders which was duly noticed and at which a quorum was present, and pursuant to a majority vote of the shareholders, the following persons were removed as directors of the
Company:

     o    Daniel Melnick

     o    Charles H. Stein

     o    Clifford Perlman

Also on December 24, 2001, the remaining directors unanimously voted to approve a resolution removing Charles H. Stein as Chief Executive Officer and appointing Stacey Lauridia as Chief Executive Officer of the Company.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Please see Item 5 above regarding the removal of certain directors and executive officers and the appointment of a new Chief Executive Officer.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

None of the removed directors identified in Item 5 above provided the Company with any letter or statement regarding their removal, nor did any removed director inform the Company that he desired to provide the Company with any such letter or statement.

ITEM 8.     CHANGE IN FISCAL YEAR

Not applicable.





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ITEM 9.     REGULATION FD DISCLOSURE

Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THINKA WEIGHT-LOSS CORPORATION

                                       By:
Date: January 9, 2002                  /s/ Kathy Whyte
                                       Kathy Whyte
                                       Secretary, Treasurer & Director